UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 17, 2007

ONEBEACON INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 Carlson Parkway
Minnetonka, Minnesota 55306

(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD

On September 17, 2007, Bradford W. Rich was appointed Senior Vice President and General Counsel of OneBeacon Insurance Group, Ltd. A copy of the press release announcing Mr. Rich’s appointment is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1   Press Release dated September 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date: September 17, 2007	By:	/s/ Ann Marie Andrews
Ann Marie Andrews
Chief Accounting Officer